Special Shareholder Meeting (Unaudited)

On January 28, 2009 a Special Meeting of the Shareholders of John Hancock Municipal Series Trust and its series, John Hancock High Yield Municipal Bond Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposal listed below:

To approve a revised fundamental investment policy concerning tax-exempt investments.

PROPOSAL PASSED ON JANUARY 28, 2009

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	7,182,191.679	44.998%	88.467%
Against	558,514.315	3.499%	6.880%
Abstain	377,778.019	2.367%	4.653%
Total	8,118,484.013	50.864%	100%

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Municipal Series Trust and its series, John Hancock High Yield Municipal Bond Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1:  Election of eleven Trustees as members of the Board of Trustees of John Hancock Municipal Securities Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1.  Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	38,496,265.7600	61.895%	95.248%
Withhold	1,920,578.4220	3.088%	4.752%
TOTAL	40,416,844.1820	64.983%	100.000%
John G. Vrysen
Affirmative	38,476,014.7600	61.863%	95.198%
Withhold	1,940,829.4220	3.120%	4.802%
TOTAL	40,416,844.1820	64.983%	100.000%
James F. Carlin
Affirmative	38,426,291.2820	61.783%	95.075%
Withhold	1,990,552.9000	3.200%	4.925%
TOTAL	40,416,844.1820	64.983%	100.000%
William H. Cunningham
Affirmative	38,465,617.4970	61.846%	95.172%
Withhold	1,951,226.6850	3.137%	4.828%
TOTAL	40,416,844.1820	64.983%	100.000%
Deborah Jackson
Affirmative	38,417,390.9940	61.768%	95.053%
Withhold	1,999,453.1880	3.215%	4.947%
TOTAL	40,416,844.1820	64.983%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Charles L. Ladner
Affirmative	38,409,621.1310	61.756%	95.034%
Withhold	2,007,223.0510	3.227%	4.966%
TOTAL	40,416,844.1820	64.983%	100.000%
Stanley Martin
Affirmative	38,462,185.7870	61.840%	95.164%
Withhold	1,954,658.3950	3.143%	4.836%
TOTAL	40,416,844.1820	64.983%	100.000%
Patti McGill Peterson
Affirmative	38,382,793.7560	61.713%	94.967%
Withhold	2,034,050.4260	3.270%	5.033%
TOTAL	40,416,844.1820	64.983%	100.000%
John A. Moore
Affirmative	38,382,058.7750	61.711%	94.965%
Withhold	2,034,785.4070	3.272%	5.035%
TOTAL	40,416,844.1820	64.983%	100.000%
Steven R. Pruchansky
Affirmative	38,472,426.3320	61.857%	95.189%
Withhold	1,944,417.8500	3.126%	4.811%
TOTAL	40,416,844.1820	64.983%	100.000%
Gregory A. Russo
Affirmative	38,465,242.6020	61.845%	95.171%
Withhold	1,951,601.5800	3.138%	4.829%
TOTAL	40,416,844.1820	64.983%	100.000%

Proposal 6:  To revise merger approval requirements for John Hancock Municipal
Securities Trust.

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6.  Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	30,468,487.9750	48.987%	75.386%
Against	1,699,149.5760	2.732%	4.204%
Abstain	2,564,095.6310	4.123%	6.344%
Broker Non-Votes	5,685,111.0000	9.141%	14.066%
TOTAL	40,416,844.1820	64.983%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Municipal Series Trust and its series, John Hancock High Yield Municipal Bond Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the -proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Municipal Securities Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2.  Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	7,770,808.6010	46.140%	70.041%
Against	289,752.5620	1.720%	2.612%
Abstain	420,029.4810	2.494%	3.786%
Broker Non-Votes	2,613,942.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%

Proposal 3:  To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A and 3C-3F PASSED ON MAY 5, 2009.

3.  Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3A. Revise: Concentration
Affirmative	7,733,982.8160	45.921%	69.709%
Against	310,265.9240	1.842%	2.797%
Abstain	436,339.9040	2.591%	3.933%
Broker Non-Votes	2,613,944.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%
3C. Revise: Underwriting
Affirmative	7,706,269.3400	45.756%	69.460%
Against	321,322.1450	1.908%	2.896%
Abstain	452,997.1590	2.690%	4.083%
Broker Non-Votes	2,613,944.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%
3D. Revise: Real Estate
Affirmative	7,673,172.9570	45.560%	69.161%
Against	365,413.7090	2.170%	3.294%
Abstain	442,003.9780	2.624%	3.984%
Broker Non-Votes	2,613,942.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%
3E. Revise: Loans
Affirmative	7,657,563.4910	45.468%	69.020%
Against	360,644.2840	2.141%	3.251%
Abstain	462,383.8690	2.745%	4.168%
Broker Non-Votes	2,613,941.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3F. Revise: Senior Securities
Affirmative	7,727,797.2200	45.884%	69.653%
Against	308,514.3640	1.832%	2.781%
Abstain	444,280.0600	2.638%	4.005%
Broker Non-Votes	2,613,941.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%

Proposal 4:  To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR ONLY CLASSES A AND B ON MAY 5, 2009.

Class A

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,079,536.4270	46.772%	69.967%
Against	245,125.9900	1.886%	2.821%
Abstain	360,632.4680	2.775%	4.150%
Broker Non-Votes	2,003,888.0000	15.417%	23.062%
TOTAL	8,689,182.8850	66.850%	100.000%

Class B

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	453,239.9450	46.641%	76.018%
Against	20,767.0000	2.137%	3.483%
Abstain	37,065.9510	3.814%	6.217%
Broker Non-Votes	85,151.0000	8.763%	14.282%
TOTAL	596,223.8960	61.355%	100.000%

Class C

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,099,001.9790	38.259%	60.748%
Against	124,227.5910	4.325%	6.867%
Abstain	60,991.2930	2.123%	3.371%
Broker Non-Votes	524,905.0000	18.274%	29.014%
TOTAL	1,809,125.8630	62.981%	100.000%

Proposal 5:  To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5.  Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	7,376,003.8970	43.796%	66.483%
Against	636,323.1420	3.778%	5.735%
Abstain	468,259.6050	2.780%	4.221%
Broker Non-Votes	2,613,946.0000	15.520%	23.561%
TOTAL	11,094,532.6440	65.874%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Municipal Securities Trust and its series, John Hancock Tax-Free Bond Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1:  Election of eleven Trustees as members of the Board of Trustees of John Hancock Municipal Securities Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1.  Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	38,496,265.7600	61.895%	95.248%
Withhold	1,920,578.4220	3.088%	4.752%
TOTAL	40,416,844.1820	64.983%	100.000%
John G. Vrysen
Affirmative	38,476,014.7600	61.863%	95.198%
Withhold	1,940,829.4220	3.120%	4.802%
TOTAL	40,416,844.1820	64.983%	100.000%
James F. Carlin
Affirmative	38,426,291.2820	61.783%	95.075%
Withhold	1,990,552.9000	3.200%	4.925%
TOTAL	40,416,844.1820	64.983%	100.000%
William H. Cunningham
Affirmative	38,465,617.4970	61.846%	95.172%
Withhold	1,951,226.6850	3.137%	4.828%
TOTAL	40,416,844.1820	64.983%	100.000%
Deborah Jackson
Affirmative	38,417,390.9940	61.768%	95.053%
Withhold	1,999,453.1880	3.215%	4.947%
TOTAL	40,416,844.1820	64.983%	100.000%
Charles L. Ladner
Affirmative	38,409,621.1310	61.756%	95.034%
Withhold	2,007,223.0510	3.227%	4.966%
TOTAL	40,416,844.1820	64.983%	100.000%
Stanley Martin
Affirmative	38,462,185.7870	61.840%	95.164%
Withhold	1,954,658.3950	3.143%	4.836%
TOTAL	40,416,844.1820	64.983%	100.000%
Patti McGill Peterson
Affirmative	38,382,793.7560	61.713%	94.967%
Withhold	2,034,050.4260	3.270%	5.033%
TOTAL	40,416,844.1820	64.983%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
John A. Moore
Affirmative	38,382,058.7750	61.711%	94.965%
Withhold	2,034,785.4070	3.272%	5.035%
TOTAL	40,416,844.1820	64.983%	100.000%
Steven R. Pruchansky
Affirmative	38,472,426.3320	61.857%	95.189%
Withhold	1,944,417.8500	3.126%	4.811%
TOTAL	40,416,844.1820	64.983%	100.000%
Gregory A. Russo
Affirmative	38,465,242.6020	61.845%	95.171%
Withhold	1,951,601.5800	3.138%	4.829%
TOTAL	40,416,844.1820	64.983%	100.000%

Proposal 6:  To revise merger approval requirements for John Hancock Municipal Securities Trust.

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6.  Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	30,468,487.9750	48.987%	75.386%
Against	1,699,149.5760	2.732%	4.204%
Abstain	2,564,095.6310	4.123%	6.344%
Broker Non-Votes	5,685,111.0000	9.141%	14.066%
TOTAL	40,416,844.1820	64.983%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Municipal Securities Trust and its series, John Hancock Tax-Free Bond Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the -proposals listed below:

Proposal 2:  To approve a new form of Advisory Agreement between John Hancock Municipal Securities Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2.  Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	23,394,856.2310	51.582%	79.785%
Against	1,012,384.2690	2.232%	3.453%
Abstain	1,843,904.0380	4.066%	6.288%
Broker Non-Votes	3,071,167.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.652%	100.000%

Proposal 3:  To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON MAY 5, 2009.

3.  Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3A. Revise: Concentration
Affirmative	23,077,259.3470	50.882%	78.702%
Against	1,115,858.7400	2.460%	3.805%
Abstain	2,058,028.4510	4.538%	7.019%
Broker Non-Votes	3,071,165.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.552%	100.000%
3B. Revise: Diversification
Affirmative	23,331,506.8790	51.442%	79.569%
Against	958,585.4090	2.114%	3.269%
Abstain	1,961,054.2500	4.324%	6.688%
Broker Non-Votes	3,071,165.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.552%	100.000%
3C. Revise: Underwriting
Affirmative	23,215,671.8540	51.187%	79.174%
Against	1,009,583.7830	2.226%	3.443%
Abstain	2,025,889.9010	4.467%	6.909%
Broker Non-Votes	3,071,166.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.552%	100.000%
3D. Revise: Real Estate
Affirmative	23,004,152.5010	50.721%	78.453%
Against	1,211,970.9960	2.672%	4.133%
Abstain	2,035,021.0410	4.487%	6.940%
Broker Non-Votes	3,071,167.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.652%	100.000%
3E. Revise: Loans
Affirmative	22,905,142.6040	50.503%	78.115%
Against	1,261,466.4530	2.781%	4.302%
Abstain	2,084,537.4810	4.596%	7.109%
Broker Non-Votes	3,071,165.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.625%	100.000%
3F. Revise: Senior Securities
Affirmative	23,074,896.4890	50.877%	78.693%
Against	1,113,531.4720	2.455%	3.798%
Abstain	2,062,716.5770	4.548%	7.035%
Broker Non-Votes	3,071,167.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.652%	100.000%

Proposal 4:  To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR A AND B CLASSES ONLY ON MAY 5, 2009.

Class A

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	21,593,324.8480	51.201%	78.460%
Against	1,272,004.1410	3.016%	4.622%
Abstain	2,019,663.9710	4.789%	7.339%
Broker Non-Votes	2,636,378.0000	6.251%	9.579%
TOTAL	27,521,370.9600	65.257%	100.000%

Class B

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	532,917.4940	45.500%	69.865%
Against	45,563.1790	3.890%	5.973%
Abstain	44,847.1110	3.829%	5.879%
Broker Non-Votes	139,456.0000	11.907%	18.283%
TOTAL	762,783.7840	65.126%	100.000%

Class C

4.  Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	631,165.5120	31.421%	60.797%
Against	25,260.0000	1.258%	2.433%
Abstain	86,399.2820	4.301%	8.322%
Broker Non-Votes	295,332.0000	14.702%	28.448%
TOTAL	1,038,156.7940	51.682%	100.000%

Proposal 5:  To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5.  Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	22,643,058.5390	49.925%	77.221%
Against	1,603,264.0500	3.535%	5.468%
Abstain	2,004,820.9490	4.420%	6.837%
Broker Non-Votes	3,071,168.0000	6.772%	10.474%
TOTAL	29,322,311.5380	64.652%	100.000%